                                                                    EXHIBIT 10.1


                         [CONFIDENTIAL PORTIONS OMITTED]
                                  AMENDMENT #1
                          TO THE DISTRIBUTION AGREEMENT
         BETWEEN UBI SOFT ENTERTAINMENT S.A. & BAM ENTERTAINMENT LIMITED


This Amendment #1 (the "Amendment #1") to the Distribution Agreement (the "Agreement") entered into by and between Bam Entertainment Limited, whose principal place of business is located at 17 Burlington Street, Bath, Avon & Somerset BA1 2SB ("BAM") and Ubi Soft Entertainment S.A., whose principal place of business is located at 28, rue Armand Carrel, 93108 Montreuil sous Bois cedex and whose registered office is located at 107, Avenue Henri Freville, BP 10704, Rennes (35207) CEDEX ("UBI SOFT"), dated July 31, 2001 is entered into effective as of August 5, 2002 (the "Effective Date").
(BAM and UBI SOFT being jointly referred to as the "Parties")

The Parties have signed the Agreement whereby BAM grants to UBI SOFT an exclusive license to distribute, market and sell the Products and Promotional Materials throughout any Distribution Channel, on the Territory during the Term.

BAM has informed UBI SOFT that it wishes to contract firm sales with Sub-Distributors (as further defined below) in Germany and Italy.

Accordingly, the Parties wish to amend the Agreement to provide for specific terms and conditions regarding these firm sales (the "Sub-Distribution Deals", alternatively hereinafter referred to as the "Purpose").

THEREFORE UBI SOFT and BAM agree as follows:

1. SCOPE OF THIS AMENDMENT #1: SUB-DISTRIBUTION DEALS.

UBI SOFT grants BAM as of the Effective Date the right to contract firm sales with the company Konami in Germany and the company Leader in Italy (the "Sub-Distributors") regarding the Products listed in Schedule A-1 attached hereto (the "Sub-Distribution Products") as follows:


--------------------------------------------------------------------------------
                        COUNTRIES OF THE
   SUB-DISTRIBUTOR         TERRITORY             SUB-DISTRIBUTION PRODUCTS
--------------------------------------------------------------------------------
   Konami                  Germany          Products referred to in Schedule A-1
--------------------------------------------------------------------------------
   Leader                  Italy            Products referred to in Schedule A-1
--------------------------------------------------------------------------------


The Sub-Distribution Products shall be purchased from BAM by Sub-Distributors at the purchase prices indicated in Schedule A-1 (the "Purchase Prices") and be sub-distributed and sold by Sub-Distributors until expiration of the Term as set forth in Clause 7 of the Agreement in the quantities detailed in Schedule A-1 (which may change upon mutual agreement between BAM and the concerned sub-distributor and subject to UBI SOFT's prior written approval in each instance). Any subsequent orders of Sub-Distribution Products by Sub-Distributors shall be treated as per the terms and conditions of this Amendment #1.

Accordingly, pursuant to Clause 2.3 of the Agreement, as of the Effective Date UBI SOFT shall distribute exclusively through the Sub-Distributors only the Sub-Distribution Products throughout Germany and Italy, and keep the direct distribution of the Products under the Agreement as per the terms of the Agreement. In the event any of the contracts entered by and between BAM and the Sub-Distributors with respect to the sub-distribution of the Sub-Distribution Products is terminated before the Term for any reason, UBI SOFT shall automatically have the right to distribute the Sub-Distribution Products direct to the distribution channels from the date of such termination until expiration of the Term pursuant to the terms and conditions of the Agreement.

2. DELIVERY OF THE PRODUCTS BY BAM.

The Parties agree that with respect to the Purpose only:

        - each Sub-Distributor shall issue and sign purchase orders (whether for initial or additional orders) which are tripartite between BAM, UBI SOFT and the Sub-Distributor.

        - BAM shall be solely responsible for all logistics relating to the shipping and delivery of the Sub-Distribution Products ordered by each Sub-Distributor and shall directly deliver to the concerned Sub-Distributor said Sub-Distribution Products. BAM shall inform UBI SOFT of any delivery of Sub-Distribution Products to Sub-Distributor.

        - the Sub-Distribution Products shall be delivered by BAM to the corresponding Sub-Distributor warehouses : (1) "cash on delivery" in Germany, (2) 30 days from date of invoice in Italy. The Sub-Distributor's warehouses located at addresses in the specific country of the Territory shall be notified in writing directly by Sub-Distributor to BAM with adequate prior notice.

        - UBI SOFT shall bear no responsibility nor liability as of the Effective Date with respect to delivery and returns, if any.

3. REMUNERATION TO BAM, UBI SOFT FEES, AND NO RESPONSIBILITY AND LIABILITY FOR UNPAID AMOUNTS INVOICED TO SUB-DISTRIBUTORS.

The Parties agree that with respect to the Purpose only:

        a) UBI SOFT shall invoice and collect on behalf of BAM the remuneration payable by each Sub-Distributor to BAM, and then transfer to BAM within 7 (seven) business days after receipt of such remuneration on UBI SOFT's bank account, being understood that UBI SOFT shall deduct before such transfer from the remuneration payable by Sub-Distributor an "Amendment Distribution Services Fee" (as defined in clause 3.d. of this Section) equal to UBI SOFT's fee for its services under this Amendment #1.

        b) The remuneration paid to BAM by each Sub-Distributor shall be directly negotiated between BAM and the Sub-Distributor, on a firm sale basis, at the Purchase Prices indicated in Schedule A-1, without the intermediate of UBI SOFT.

        c) UBI SOFT shall bear no responsibility nor liability as of the Effective Date with respect to any bad debts and amount invoiced by BAM to any Sub-Distributor which remains unpaid by Sub-Distributor.

        d) In consideration of the services provided by UBI SOFT to BAM as intermediate, UBI SOFT shall be entitled to a specific distribution services fee of [*] of Sub-Distributor's Net Revenues. For the purpose of this Amendment #1, Sub-Distributor's Net Revenues shall be defined as (Quantities of Sub-Distribution Products purchased by Sub-Distributor) x (Corresponding Purchase Price).

4. MARKETING AND CUSTOMER SERVICE.

The Parties agree that with respect to the Purpose :

        - UBI SOFT shall not be responsible nor liable for, as of the Effective Date, the marketing and customer service. All marketing expenses incurred by UBI SOFT on the Sub-Distribution Products prior to the Effective Date shall be reimbursed by BAM pursuant to the terms of Clause 10 of the Agreement.

5. UBI SOFT'S RELEASE OF ANY OTHER OBLIGATIONS, WARRANTIES AND INDEMNITY.

For the Purpose, Clauses 3 to 6, Clauses 7.1, 8, 9.1 to 9.4 and 10 of the Agreement shall not be applicable to UBI SOFT with respect to or in relation with the Purpose. UBI SOFT shall be released from any and all obligations, warranties and indemnity contained in said Clauses, and accordingly BAM shall not be entitled to sue UBI SOFT, nor claim any damages, indemnification, costs,


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* Confidential portion omitted and filed separately with the Commission.

expenses, or liabilities against UBI SOFT with respect to the fulfillment of any of such obligations, warranties and indemnity.

6. EFFECTS

With respect to the Purpose, in case of discrepancy between the terms of this Amendment #1 and those of the Agreement, the terms of this Amendment #1 shall prevail.

Unless otherwise provided in this Amendment #1, the terms, provisions and conditions of the Agreement shall remain in full force and effect and in all respects are hereby ratified and confirmed in all aspects.

Notwithstanding anything to the contrary herein, Clause 10.8 of the Agreement shall be amended to specify that (i) UBI SOFT shall have no obligation to appoint a Brand manager dedicated to the Products in its central marketing team and (ii) all information relative to the Products shall be delivered by Annie Sullivan, or any other person designated by BAM, directly to UBI SOFT's dedicated product managers in each major subsidiary.

7. MISCELLANEOUS

        7.1 Reference to the Agreement as of and after the date hereof, each reference in this Amendment #1 to "the Agreement", hereunder", "hereof', "herein' or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment #1.

        7.2 Capitalized terms used in this Amendment #1 without definition shall have the respective meanings specified in the Agreement.

        7.3 Counterparts. This Amendment #1 may be executed by manual signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the duly authorized representatives of each of the parties hereto have executed this Amendment #1 as of the day and year first written above.

        For: Ubi Soft Entertainment S.A.        For: BAM Entertainment Limited


        /s/  Yves Guillemot                     /s/  Anthony R. Williams
        --------------------------------        ------------------------------
        Yves Guillemot                          A R Williams
        President                               Managing Director

                                  SCHEDULE A-1

1. QUANTITIES

Title                                            Format          France     Italy    Germany
-----------------------------------------------------------------------------------------------
 PPG                                           PC CD ROM                       [*]       [*]
 DEXTER'S LABORATORY CHESS CHAL                GBA                             [*]       [*]
 ECKS VS SEVER 2                               GBA                             [*]       [*]
 PPG                                           GBA                             [*]       [*]
 REIGN OF FIRE                                 GBA                             [*]       [*]
 PPG                                           PS2                             [*]       [*]
 REIGN OF FIRE                                 PS2                             [*]       [*]
 RIDING SPIRITS                                PS2                             [*]       [*]
 CHASE                                         Xbox                            [*]       [*]
 REIGN OF FIRE                                 Xbox                            [*]       [*]
 REIGN OF FIRE                                 GC                              [*]       [*]

                                                                   --          [*]       [*]


2. PURCHASE PRICES BY SUB-DISTRIBUTORS

        - PS2                                      [*] Euros              Germany
        - AGB                                      [*] Euros              Germany
        - Xbox products                            [*] Euros              Germany
        - GC products                              [*] Euros              Germany
        - PC products                              [*] Euros              Germany

        - PS2                                      [*] Euros              Italy
        - AGB                                      [*] Euros              Italy
        - Xbox products                            [*] Euros              Italy
        - GC products                              [*] Euros              Italy
        - PC products                              [*] Euros              Italy

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* Confidential portion omitted and filed separately with the Commission.